SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 OCTOBER 2, 2002
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST REPORTED EVENT)


                               MKTG SERVICES, INC.
                -------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


               NEVADA                   0-16730                 88-0085608
            ---------------       -------------------       -------------------
            (STATE OR OTHER      (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
            JURISDICTION OF                                 IDENTIFICATION NO.)
            INCORPORATION)


                               333 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10001
                    ---------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  917/339-7100
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS.

     On Wednesday, October 2, 2002, at a Special Meeting of Stockholders, the Company received Stockholder Approval with respect to the issuance by the Company of its Series E Preferred Stock and the shares of Common Stock issued and issuable upon conversion of the outstanding Preferred Stock. The proposal received a total of 3,703,522 votes in favor of its adoption, 42,863 votes against its adoption, and 5,207 votes abstained from the vote. No other business was presented at the Special Meeting.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 2, 2002

                                                MKTG SERVICES, INC.


                                                By: /s/ Cindy Hill
                                                   ----------------------------
                                                Name:   Cindy Hill
                                                Title:  Chief Accounting Officer